UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017

Manitowoc Foodservice, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2227 Welbilt Boulevard
New Port Richey, FL 34655
(Address of principal executive offices including zip code)

(727) 375-7010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Conditions.

On February 15, 2017, Manitowoc Foodservice, Inc. issued a press release announcing its financial results for the fourth quarter and full-year ended December 31, 2016. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit
99.1     Manitowoc Foodservice, Inc. press release dated February 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MANITOWOC FOODSERVICE, INC.

Date: February 15, 2017	By:	/s/ John O. Stewart
John O. Stewart
Senior Vice President & Chief Financial Officer

MANITOWOC FOODSERVICE, INC.
 EXHIBIT INDEX
 TO
 FORM 8-K CURRENT REPORT

 Dated as of February 15, 2017

Exhibit No.	Description	Furnished Herewith

99.1	Press Release dated February 15, 2017, regarding the earnings of Manitowoc Foodservice, Inc. for the fourth quarter and full-year ended December 31, 2016.	X

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